EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES

	Company Name	Place of Incorporation
1)	Airport Hotels LLC	Delaware
2)	Ameliatel, a Florida GP	Florida
3)	Atlanta II Limited Partnership	Delaware
4)	Beachfront Properties, Inc.	Virgin Islands
5)	Benjamin Franklin Hotel, Inc.	Washington
6)	BRE/Swiss L.L.C.	Delaware
7)	Calgary Charlotte Holdings Company	Nova Scotia
8)	Calgary Charlotte Partnership	Alberta, CN
9)	CB Realty Sales, Inc.	Delaware
10)	CCES Chicago LLC	Delaware
11)	CCFH Maui LLC	Delaware
12)	CCFS Atlanta LLC	Delaware
13)	CCFS Philadelphia LLC	Delaware
14)	CCHH Atlanta LLC	Delaware
15)	CCHH Burlingame LLC	Delaware
16)	CCHH Cambridge LLC	Delaware
17)	CCHH Host Capitol Hill LLC	Delaware
18)	CCHH Maui LLC	Delaware
19)	CCHH Reston LLC	Delaware
20)	CCHI Singer Island LLC	Delaware
21)	CCMH Atlanta Marquis LLC	Delaware
22)	CCMH Atlanta Suites LLC	Delaware
23)	CCMH Chicago CY LLC	Delaware
24)	CCMH Copley LLC	Delaware
25)	CCMH Coronado LLC	Delaware
26)	CCMH Costa Mesa Suites LLC	Delaware
27)	CCMH DC LLC	Delaware
28)	CCMH Denver SE LLC	Delaware
29)	CCMH Denver Tech LLC	Delaware
30)	CCMH Denver West LLC	Delaware
31)	CCMH Diversified LLC	Delaware
32)	CCMH Downer’s Grove Suites LLC	Delaware
33)	CCMH Dulles AP LLC	Delaware
34)	CCMH Dulles Suites LLC	Delaware
35)	CCMH Fin Center LLC	Delaware
36)	CCMH Fisherman’s Wharf LLC	Delaware
37)	CCMH Gaithersburg LLC	Delaware
38)	CCMH Hanover LLC	Delaware
39)	CCMH Houston AP LLC	Delaware
40)	CCMH Houston Galleria LLC	Delaware
41)	CCMH IHP LLC	Delaware
42)	CCMH Kansas City AP LLC	Delaware
43)	CCMH Key Bridge LLC	Delaware
44)	CCMH Lenox LLC	Delaware
45)	CCMH Manhattan Beach LLC	Delaware
46)	CCMH Marina LLC	Delaware
47)	CCMH McDowell LLC	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
48)	CCMH Memphis LLC	Delaware
49)	CCMH Metro Center LLC	Delaware
50)	CCMH Miami AP LLC	Delaware
51)	CCMH Minneapolis LLC	Delaware
52)	CCMH Moscone LLC	Delaware
53)	CCMH Nashua LLC	Delaware
54)	CCMH Newark LLC	Delaware
55)	CCMH Newport Beach LLC	Delaware
56)	CCMH Newport Beach Suites LLC	Delaware
57)	CCMH Newton LLC	Delaware
58)	CCMH O’Hare AP LLC	Delaware
59)	CCMH O’Hare Suites LLC	Delaware
60)	CCMH Orlando LLC	Delaware
61)	CCMH Palm Desert LLC	Delaware
62)	CCMH Park Ridge LLC	Delaware
63)	CCMH Pentagon RI LLC	Delaware
64)	CCMH Perimeter LLC	Delaware
65)	CCMH Philadelphia AP LLC	Delaware
66)	CCMH Philadelphia Mkt. LLC	Delaware
67)	CCMH Portland LLC	Delaware
68)	CCMH Potomac LLC	Delaware
69)	CCMH Properties II LLC	Delaware
70)	CCMH Quorum LLC	Delaware
71)	CCMH Raleigh LLC	Delaware
72)	CCMH Riverwalk LLC	Delaware
73)	CCMH Rocky Hill LLC	Delaware
74)	CCMH San Diego LLC	Delaware
75)	CCMH San Fran AP LLC	Delaware
76)	CCMH Santa Clara LLC	Delaware
77)	CCMH Scottsdale Suites LLC	Delaware
78)	CCMH South Bend LLC	Delaware
79)	CCMH Tampa AP LLC	Delaware
80)	CCMH Tampa Waterside LLC	Delaware
81)	CCMH Times Square LLC	Delaware
82)	CCMH Westfields LLC	Delaware
83)	CCRC Amelia Island LLC	Delaware
84)	CCRC Buckhead/Naples LLC	Delaware
85)	CCRC Dearborn LLC	Delaware
86)	CCRC Marina LLC	Delaware
87)	CCRC Naples Golf LLC	Delaware
88)	CCRC Phoenix LLC	Delaware
89)	CCRC San Francisco LLC	Delaware
90)	CCRC Tysons LLC	Delaware
91)	CCSH Atlanta LLC	Delaware
92)	CCSH Boston LLC	Delaware
93)	CCSH Chicago LLC	Delaware
94)	Chesapeake Hotel Limited Partnership	Delaware
95)	Cincinnati Plaza LLC	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
96)	City Center Hotel Limited Partnership	Minnesota
97)	CLDH Meadowvale, Inc.	Ontario
98)	CLMH Airport, Inc.	Ontario
99)	CLMH Calgary, Inc.	Ontario
100)	CLMH Eaton Centre, Inc.	Ontario
101)	Davis Realty LLC	Delaware
102)	DS Hotel LLC	Delaware
103)	Durbin LLC	Delaware
104)	East Side Hotel Associates, L.P.	Delaware
105)	Elcrisa S.A. de C.V.	Mexico
106)	Euro JV Manager LLC	Delaware
107)	Farrell’s Ice Cream Parlour Restaurants LLC	Delaware
108)	Fernwood Atlanta Corporation	Delaware
109)	Fernwood Hotel LLC	Delaware
110)	G.L. Insurance Corporation	Hawaii
111)	Hanover Hotel Acquisition Corp.	Delaware
112)	Harbor-Cal S.D. Partnership	California
113)	HHR Naples LLC	Delaware
114)	HHR Newport Beach LLC	Delaware
115)	HMA Realty Limited Partnership	Delaware
116)	HMA-GP LLC	Delaware
117)	HMC Airport, Inc.	Delaware
118)	HMC Amelia I LLC	Delaware
119)	HMC Amelia II LLC	Delaware
120)	HMC AP Canada Company	Nova Scotia
121)	HMC AP GP LLC	Delaware
122)	HMC AP LP	Delaware
123)	HMC Atlanta LLC	Delaware
124)	HMC BCR Holdings LLC	Delaware
125)	HMC BN Corporation	Delaware
126)	HMC Burlingame Hotel LLC	Delaware
127)	HMC Burlingame II LLC	Delaware
128)	HMC Burlingame LLC	Delaware
129)	HMC Cambridge LLC	Delaware
130)	HMC Capital LLC	Delaware
131)	HMC Capital Resources LLC	Delaware
132)	HMC Charlotte (Calgary) Company	Nova Scotia
133)	HMC Charlotte GP LLC	Delaware
134)	HMC Charlotte LP	Delaware
135)	HMC Chicago Lakefront LLC	Delaware
136)	HMC Chicago LLC	Delaware
137)	HMC Copley LLC	Delaware
138)	HMC Desert LLC	Delaware
139)	HMC Diversified American Hotels, L.P.	Delaware
140)	HMC Diversified LLC	Delaware
141)	HMC DSM LLC	Delaware
142)	HMC East Side II LLC	Delaware
143)	HMC East Side LLC	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
144)	HMC Gateway LLC	Delaware
145)	HMC Gateway, Inc.	Delaware
146)	HMC Georgia LLC	Delaware
147)	HMC Grace (Calgary) Company	Nova Scotia
148)	HMC Grand LLC	Delaware
149)	HMC Hanover LLC	Delaware
150)	HMC Hartford LLC	Delaware
151)	HMC Headhouse Funding LLC	Delaware
152)	HMC Host Atlanta, Inc.	Delaware
153)	HMC Host Restaurants LLC	Delaware
154)	HMC Hotel Development LLC	Delaware
155)	HMC Hotel Properties II Limited Partnership	Delaware
156)	HMC Hotel Properties Limited Partnership	Delaware
157)	HMC HPP LLC	Delaware
158)	HMC HT LLC	Delaware
159)	HMC IHP Holdings LLC	Delaware
160)	HMC JWDC GP LLC	Delaware
161)	HMC JWDC LLC	Delaware
162)	HMC Kea Lani LLC	Delaware
163)	HMC Lenox LLC	Delaware
164)	HMC Manhattan Beach LLC	Delaware
165)	HMC Market Street LLC	Delaware
166)	HMC Maui LLC	Delaware
167)	HMC McDowell LLC	Delaware
168)	HMC McDowell Mountains LLC	Delaware
169)	HMC MDAH One Corporation	Delaware
170)	HMC Mexpark LLC	Delaware
171)	HMC MHP II LLC	Delaware
172)	HMC MHP II, Inc.	Delaware
173)	HMC Naples Golf, Inc.	Delaware
174)	HMC NGL LLC	Delaware
175)	HMC O’Hare Suites Ground LLC	Delaware
176)	HMC OLS I LLC	Delaware
177)	HMC OLS I LP	Delaware
178)	HMC OLS II LP	Delaware
179)	HMC OP BN LLC	Delaware
180)	HMC Pacific Gateway LLC	Delaware
181)	HMC Palm Desert LLC	Delaware
182)	HMC Park Ridge II LLC	Delaware
183)	HMC Park Ridge LLC	Delaware
184)	HMC Park Ridge LP	Delaware
185)	HMC Partnership Properties LLC	Delaware
186)	HMC PLP LLC	Delaware
187)	HMC Polanco LLC	Delaware
188)	HMC Potomac LLC	Delaware
189)	HMC Properties I LLC	Delaware
190)	HMC Properties II LLC	Delaware
191)	HMC Property Leasing LLC	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
192)	HMC Reston LLC	Delaware
193)	HMC Retirement Properties, L.P.	Delaware
194)	HMC SBM Two LLC	Delaware
195)	HMC Seattle LLC	Delaware
196)	HMC SFO LLC	Delaware
197)	HMC Suites Limited Partnership	Delaware
198)	HMC Suites LLC	Delaware
199)	HMC Swiss Holdings LLC	Delaware
200)	HMC Times Square Hotel LLC	Delaware
201)	HMC Times Square Partner LLC	Delaware
202)	HMC Toronto Air Company	Nova Scotia
203)	HMC Toronto Airport GP LLC	Delaware
204)	HMC Toronto Airport LP	Delaware
205)	HMC Toronto EC Company	Nova Scotia
206)	HMC Toronto EC GP LLC	Delaware
207)	HMC Toronto EC LP	Delaware
208)	HMC/Interstate Manhattan Beach, L.P.	Delaware
209)	HMC/RGI Hartford, L.P.	Delaware
210)	HMH General Partner Holdings LLC	Delaware
211)	HMH HPT CBM LLC	Delaware
212)	HMH HPT RIBM LLC	Delaware
213)	HMH Marina LLC	Delaware
214)	HMH Pentagon LLC	Delaware
215)	HMH Restaurants LLC	Delaware
216)	HMH Rivers L.P.	Delaware
217)	HMH Rivers LLC	Delaware
218)	HMH WTC LLC	Delaware
219)	HMT Lessee Sub (Atlanta) LLC	Delaware
220)	HMT Lessee Sub (Palm Desert) LLC	Delaware
221)	HMT Lessee Sub (SDM Hotel) LLC	Delaware
222)	HMT Lessee Sub I LLC	Delaware
223)	HMT Lessee Sub II LLC	Delaware
224)	HMT Lessee Sub III LLC	Delaware
225)	HMT Lessee Sub IV LLC	Delaware
226)	HMT SPE (Atlanta) Corporation	Delaware
227)	HMT SPE (Palm Desert) Corporation	Delaware
228)	Hopewell Associates, L.P.	Georgia
229)	Host Atlanta Perimeter Ground LLC	Delaware
230)	Host SH Boston Corporation	Massachusetts
231)	Host CAD Business Trust	Maryland
232)	Host California Corporation	Delaware
233)	Host Capitol Hill LLC	Delaware
234)	Host Cincinnati Hotel LLC	Delaware
235)	Host Cincinnati II LLC	Delaware
236)	Host CLP Business Trust	Maryland
237)	Host CLP LLC	Delaware
238)	Host Dallas Quorum Ground LLC	Delaware
239)	Host Denver Hotel Company	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
240)	Host Denver LLC	Delaware
241)	Host DSM Limited Partnership	Delaware
242)	Host Financing LLC	Delaware
243)	Host FJD Business Trust	Maryland
244)	Host Fourth Avenue LLC	Delaware
245)	Host Hanover Hotel Corporation	Delaware
246)	Host Hanover Limited Partnership	Delaware
247)	Host Harbor Island Corporation	Delaware
248)	Host Holding Business Trust	Maryland
249)	Host Hotels & Resorts, L.P.	Delaware
250)	Host Hotels Limited	United Kingdom
251)	Host Houston Briar Oaks, L.P.	Delaware
252)	Host Indianapolis Hotel LLC	Delaware
253)	Host Indianapolis Hotel Member LLC	Delaware
254)	Host Indianapolis I LLC	Delaware
255)	Host Indianapolis LLC	Indiana
256)	Host Kierland LLC	Delaware
257)	Host La Jolla LLC	Delaware
258)	Host Los Angeles LLC	Delaware
259)	Host MHP Two Corporation	Delaware
260)	Host Mission Hills Hotel LLC	Delaware
261)	Host Mission Hills II LLC	Delaware
262)	Host Mission Hills LLC	Delaware
263)	Host Needham Hotel LLC	Delaware
264)	Host Needham II LLC	Delaware
265)	Host Needham LLC	Delaware
266)	Host of Boston, Ltd.	Massachusetts
267)	Host of Houston 1979	Texas
268)	Host of Houston Ltd.	Texas
269)	Host Park Ridge LLC	Delaware
270)	Host PLN Business Trust	Maryland
271)	Host Properties, Inc.	Delaware
272)	Host Realty Company LLC	Delaware
273)	Host Realty Hotel LLC	Delaware
274)	Host Realty LLC	Delaware
275)	Host Realty Partnership, L.P.	Delaware
276)	Host San Diego Hotel LLC	Delaware
277)	Host San Diego LLC	Delaware
278)	Host Tucson LLC	Delaware
279)	Host UK Business Trust	Maryland
280)	Host Waltham Hotel LLC	Delaware
281)	Host Waltham II LLC	Delaware
282)	Host Waltham LLC	Delaware
283)	Hotel Properties Management, Inc.	Delaware
284)	HST Chicago Ground LLC	Delaware
285)	HST GP LAX LLC	Delaware
286)	HST GP Mission Hills LLC	Delaware
287)	HST GP San Diego LLC	Delaware

EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
288)	HST GP South Coast LLC	Delaware
289)	HST GP SR Houston LLC	Delaware
290)	HST I LLC	Delaware
291)	HST II LLC	Delaware
292)	HST III LLC	Delaware
293)	HST Kierland LLC	Delaware
294)	HST Lessee Boston LLC	Delaware
295)	HST Lessee Cincinnati LLC	Delaware
296)	HST Lessee CMBS LLC	Delaware
297)	HST Lessee Denver LLC	Delaware
298)	HST Lessee Indianapolis LLC	Delaware
299)	HST Lessee Keystone LLC	Delaware
300)	HST Lessee LAX LP	Delaware
301)	HST Lessee Mission Hills LP	Delaware
302)	HST Lessee Needham LLC	Delaware
303)	HST Lessee San Diego LP	Delaware
304)	HST Lessee SLT LLC	Delaware
305)	HST Lessee SNYT LLC	Delaware
306)	HST Lessee South Coast LP	Delaware
307)	HST Lessee SR Houston LLC	Delaware
308)	HST Lessee Tucson LLC	Delaware
309)	HST Lessee Waltham LLC	Delaware
310)	HST Lessee West Seattle LLC	Delaware
311)	HST Lessee WNY LLC	Delaware
312)	HST Lessee W Seattle LLC	Delaware
313)	HST LT LLC	Delaware
314)	HST RHP LLC	Delaware
315)	HTKG Development Associates Management Corporation	California
316)	IHP Holdings Partnership LP	Pennsylvania
317)	Ivy Street Hopewell LLC	Delaware
318)	Ivy Street Hotel Limited Partnership	Georgia
319)	Ivy Street LLC	Delaware
320)	JWDC Limited Partnership	Delaware
321)	Market Street Host LLC	Delaware
322)	Marriott Mexico City Partnership, G.P.	Delaware
323)	MDSM Finance LLC	Delaware
324)	MFI Liquidating Agent LLC	Delaware
325)	MHP Acquisition Corp.	Delaware
326)	MHP II Acquisition Corp.	Delaware
327)	MOHS Corporation	Delaware
328)	Mutual Benefit Chicago Suite Hotel Partners, L.P.	Rhode Island
329)	New Market Street LP	Delaware
330)	Pacific Gateway, Ltd.	California
331)	Philadelphia Airport Hotel Corporation	Pennsylvania
332)	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
333)	Philadelphia Airport Hotel LLC	Delaware
334)	Philadelphia Market Street HMC Hotel Limited Partnership	Delaware
335)	Philadelphia Market Street Hotel Corporation	Pennsylvania

EXHIBIT 21

HOST HOTELS & RESORTS, INC.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
336)	Philadelphia Market Street Marriott Hotel II Limited Partnership	Delaware
337)	PM Financial LLC	Delaware
338)	PM Financial LP	Delaware
339)	Potomac Hotel Limited Partnership	Delaware
340)	PRM LLC	Delaware
341)	RHP Foreign Lessee LLC	Delaware
342)	Rockledge CBM Investor II LLC	Delaware
343)	Rockledge CBM One Corporation	Delaware
344)	Rockledge Hanover LLC	Delaware
345)	Rockledge HMC BN LLC	Delaware
346)	Rockledge HMT LLC	Delaware
347)	Rockledge Hotel LLC	Delaware
348)	Rockledge Hotel Properties, Inc.	Delaware
349)	Rockledge Insurance Company (Cayman) Ltd.	Cayman Islands
350)	Rockledge Manhattan Beach LLC	Delaware
351)	Rockledge Minnesota LLC	Delaware
352)	Rockledge NY Times Square LLC	Delaware
353)	Rockledge Potomac LLC	Delaware
354)	Rockledge Riverwalk LLC	Delaware
355)	Rockledge Square 254 LLC	Delaware
356)	S.D. Hotels LLC	Delaware
357)	S.D. Hotels, Inc.	Delaware
358)	Santa Clara HMC LLC	Delaware
359)	Santa Clara Host Hotel Limited Partnership	Delaware
360)	Seattle Host Hotel Company LLC	Delaware
361)	SNYT LLC	Delaware
362)	South Coast Host Hotel LLC	Delaware
363)	Starlex LLC	Delaware
364)	Timeport, L.P.	Georgia
365)	Times Square GP LLC	Delaware
366)	Times Square HMC Hotel, L.P.	New York
367)	Times Square LLC	Delaware
368)	Timewell Group, L.P.	Georgia
369)	W&S Realty Corporation of Delaware	Delaware
370)	Wellsford-Park Ridge HMC Hotel Limited Partnership	Delaware
371)	YBG Associates LLC	Delaware